                                                                  [Exhibit 10.7]



                                U.S. $200,000,000


                          PARALLEL PURCHASE COMMITMENT


                         Dated as of September 30, 1998


                                      Among


                         WARNACO OPERATIONS CORPORATION

                                  as the Seller


                                       and


                     CERTAIN COMMERCIAL LENDING INSTITUTIONS

                                  as the Banks


                                       and


                              GREGORY STREET, INC.

                             as the Initial Servicer


                                       and


                             THE BANK OF NOVA SCOTIA

                                  as the Agent








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                                TABLE OF CONTENTS


                                                                                                               PAGE
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
                                   ARTICLE I.

                       AMOUNTS AND TERMS OF THE PURCHASES

         SECTION 1.1.  Commitment.................................................................................1
         SECTION 1.2.  Making Purchases...........................................................................2
         SECTION 1.3.  Incorporation by Reference.................................................................3
         SECTION 1.4.  Settlement Procedures......................................................................3
         SECTION 1.5.  Fees.......................................................................................7
         SECTIONS 1.6. through 1.8  Incorporation by Reference....................................................7

                                   ARTICLE II.

                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                              EVENTS OF TERMINATION

         SECTION 2.1.  Representations and Warranties; Covenants..................................................7
         SECTION 2.2.  Termination Events.........................................................................7

                                  ARTICLE III.

                                 INDEMNIFICATION

         SECTIONS 3.1. through 3.2.  Incorporation by Reference...................................................7

                                   ARTICLE IV.

                         ADMINISTRATION AND COLLECTIONS

         SECTION 4.1.  Appointment of the Servicer................................................................8
         SECTION 4.2.  Duties of the Servicer.....................................................................8
         SECTIONS 4.3. through 4.4. Incorporation by Reference....................................................9
         SECTION 4.5.  Responsibilities of the Seller.............................................................9
         SECTION 4.6.  Servicing Fee..............................................................................9



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                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                               PAGE
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
                                   ARTICLE V.

                                    THE AGENT

         SECTION 5.1.  Appointment and Authorization.............................................................10
         SECTION 5.2.  Delegation of Duties......................................................................10
         SECTION 5.3.  Liability of Agent........................................................................10
         SECTION 5.4.  Reliance by Agent.........................................................................11
         SECTION 5.5.  Notice of Termination Events..............................................................11
         SECTION 5.6.  Credit Decision...........................................................................11
         SECTION 5.7.  Indemnification...........................................................................12
         SECTION 5.8.  Agent in Individual Capacity..............................................................12
         SECTION 5.9.  Successor Agent...........................................................................13

                                   ARTICLE VI.

                                  MISCELLANEOUS

         SECTION 6.1.  Amendments, Etc...........................................................................13
         SECTION 6.2.  Notices, Etc..............................................................................13
         SECTION 6.3.  Assignability.............................................................................14
         SECTION 6.4.  Costs, Expenses and Taxes.................................................................14
         SECTION 6.5.  Governing Law and Jurisdiction............................................................15
         SECTION 6.6.  Execution in Counterparts.................................................................15
         SECTION 6.7.  Termination...............................................................................15
         SECTION 6.8.  WAIVER OF JURY TRIAL......................................................................15
         SECTION 6.9.  Entire Agreement..........................................................................16
         SECTION 6.10. Headings..................................................................................16

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                                    EXHIBITS

EXHIBIT I         Definitions

EXHIBIT II        Conditions of Purchases

EXHIBIT III       Representations and Warranties***

EXHIBIT IV        Covenants***

EXHIBIT V         Termination Event***



SCHEDULE I        Credit and Collection Policy***

SCHEDULE II       Trade Names***

SCHEDULE III      Special Concentration Percentages***

SCHEDULE IV       Fiscal Months***



ANNEX A           Form of Monthly Report***
ANNEX B           Form of Purchase Notice

--------
***      Incorporated by reference from Receivables Purchase Agreement.

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                          PARALLEL PURCHASE COMMITMENT

                         Dated as of September 30, 1998


         This Parallel Purchase Commitment (as amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of September 30, 1998 among Warnaco Operations Corporation, a Delaware corporation (the "Seller"), Gregory Street, Inc., a Delaware corporation ("Gregory"), as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), The Bank of Nova Scotia, a Canadian chartered bank acting through its New York branch ("BNS"), as agent for the Banks (in such capacity together with its successors and assigns in such capacity, the "Agent"), and the various other financial institutions as are or may become parties hereto (collectively, the "Banks"), agree as follows:

         PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I. References in the Exhibits hereto to "the Agreement" refer to this Agreement, as amended, modified or supplemented and in effect from time to time.

         The Seller has Pool Receivables in which it is prepared to sell, transfer and assign an undivided variable percentage ownership interest (referred to herein as the "Purchased Interest"). The Banks are prepared to make purchases from time to time with respect to such Purchased Interest on the terms set forth herein. Accordingly, the parties agree as follows:

                                   ARTICLE I.

                       AMOUNTS AND TERMS OF THE PURCHASES

         SECTION 1.1. Commitment. (a) On the terms and conditions hereinafter set forth, the Banks shall purchase, ratably in accordance with their respective Percentages, and make reinvestments in, ownership interests with regard to the Purchased Interest from the Seller from time to time during the period from the date hereof to the Commitment Termination Date. Under no circumstances shall the Banks be obligated to make any such purchase or reinvestment (i) if, after giving effect to such purchase or reinvestment, the aggregate outstanding Capital of the Purchased Interest, together with the aggregate outstanding "Capital" of the "Purchased Interests" purchased by the Investors under the Receivables Purchase Agreement (the "Total Outstanding Capital"), would exceed the Total Commitment, or (ii) the aggregate outstanding Capital of the Purchased Interest purchased by any Bank together with the outstanding "Capital" of the "Purchased Interests" purchased under the Receivables Purchase Agreement by such Bank's Related Conduit Purchaser would exceed such Bank's Percentage of the Total Outstanding Capital.

         (b) The Seller may, upon at least 30 days' written notice to the Agent, terminate in whole or reduce in part the unused portion of the Total Commitment; provided that each partial reduction shall be in the amount of at least $10,000,000 or an integral multiple of $5,000,000 in excess thereof








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and that, unless terminated in whole, the Total Commitment shall in no event be reduced below $100,000,000.

         SECTION 1.2. Making Purchases. (a) Each purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder shall be made upon the Seller's irrevocable written notice in the form of Annex B delivered to the Agent in accordance with Section 6.2 (which notice must be received by the Agent before 11:00 a.m., New York City time). Each such notice of a purchase shall specify (i) the amount requested to be paid to the Seller (such amount, which shall not be less than $2,000,000, being the "Capital" relating to the undivided ownership interest then being purchased, and
(ii) the date of such purchase (which shall be a Business Day). Such notice of purchase shall be sent by telecopier, telex or cable to all Banks concurrently and shall specify the date of such purchase, each Bank's Percentage multiplied by the aggregate amount of Capital of undivided ownership interest of the Purchased Interest being purchased and whether Discount for such undivided ownership interest of the Purchased Interest is calculated based on the Eurodollar Rate (which may be selected only if such notice is given at least two Business Days prior to the purchase date) or the Base Rate.

         (b) Prior to 12:00 noon New York City time, on the date of each such purchase of an undivided ownership interest in the Purchased Interest, the Banks, ratably in accordance with their respective Percentages, shall, upon satisfaction of the applicable conditions set forth in Exhibit II hereto, make available to the Agent the amount of their respective purchases by deposit of the applicable amount in immediately available funds to the Agent's Account and, after receipt by the Agent of such funds, the Agent will cause such funds to be made available to the Seller in same day funds at Citibank, N.A., account #4077-4094, ABA #021-00-0089.

         (c) Effective on the date of each purchase pursuant to this Section 1.2 and each reinvestment pursuant to Section 1.4, the Seller hereby sells and assigns to the Agent, for the benefit of the Banks, an undivided percentage ownership interest, to the extent of the Purchased Interest then in effect, in:
(i) each Pool Receivable then existing, (ii) all Related Security with respect to such Pool Receivables, and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security.

         (d) To secure all of the Seller's obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, the Seller hereby grants to the Agent, for the benefit of the Banks, a security interest in all of the Seller's right, title and interest (including any undivided interest of the Seller) in, to and under all of the following, whether now or hereafter owned, existing or arising: (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv) the Collection Account and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing the Collection Account and amounts on deposit therein, (v) all rights (but none of the obligations) of the Seller under the Gregory Sale Agreement, and (vi) all proceeds of, and all amounts received or receivable under any or all of, the foregoing (collectively, the "Pool Assets"). Upon the sale of a Defaulted Receivable by the Servicer as permitted by Section 1(e) of Exhibit IV,

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the security interest of the Agent in such Defaulted Receivable shall automatically be released and the Agent shall take such actions as may be reasonably requested by the purchaser of such Defaulted Receivable to evidence such release. The Agent, for the benefit of the Banks, shall have, with respect to the Pool Assets, and in addition to all the other rights and remedies available to the Agent and the Banks hereunder, all the rights and remedies of a secured party under any applicable UCC.

         (e) Each Bank's obligation shall be several, such that the failure of any Bank to make available to the Seller any funds in connection with any purchase shall not relieve any other Bank of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Bank shall be responsible for the failure of any other Bank to make funds available in connection with any purchase.

         SECTION 1.3. Incorporation by Reference. Section 1.3 of the Receivables Purchase Agreement is hereby incorporated herein by this reference, except that each reference therein to an "Investor," the "Investors" or the "Facility Termination Date" shall be deemed to be a reference to a Bank, the Banks and the Commitment Termination Date, respectively.

         SECTION 1.4. Settlement Procedures. (a) The collection of the Pool Receivables shall be administered by the Servicer in accordance with this Agreement. The Seller shall provide to the Servicer on a timely basis all information needed for such administration, including notice of the occurrence of any Termination Day and current computations of the Purchased Interest.

         (b) The Servicer shall, on each day on which Collections of Pool Receivables are received (or deemed received in accordance with Section 1.4(e)) by the Seller or Servicer, transfer such Collections into the Collection Account. With respect to such Collections on such day, the Servicer shall:

                  (i) set aside in the Collection Account for the benefit of each Bank, out of such Bank's Share of the percentage of such Collections represented by the Purchased Interest, first an amount equal to such Bank's Share of the Discount accrued through such day for each Portion of Capital of such Purchased Interest and not previously set aside, second, an amount equal to the Fees payable to such Bank accrued through such day and not previously set aside, and third, the Servicing Fee accrued through such day for the Purchased Interest and not previously set aside; and

                  (ii) subject to Section 1.4(f), if such day is not a Termination Day, remit to the Seller, on behalf of the Banks, the remainder of the percentage of such Collections represented by the Purchased Interest, to the extent representing a return on the Capital; such Collections shall be automatically reinvested in Pool Receivables, and in the Related Security and Collections and other proceeds with respect thereto, and the Purchased Interest shall be automatically recomputed pursuant to Section 1.3;

                  (iii) if such day is a Termination Day, (A) set aside and retain in the Collection Account for each Bank, the entire remainder of such Bank's Share of the percentage of the

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         Collections represented by the Purchased Interest; provided that, so long as the Facility Termination Date has not occurred, if any amounts are so set aside and retained in the Collection Account on any Termination Day and thereafter, the conditions set forth in Section 2 of Exhibit II are satisfied or are waived by the Agent and the Majority Banks, such previously set aside amounts shall, to the extent representing a return on the Capital, be reinvested in accordance with the preceding paragraph (ii) on the day of such subsequent satisfaction or waiver of conditions, and (B) set aside and retain in the Collection Account the Banks' Pro Rata Share of the entire remainder of the Collections in the Collection Account represented by the Seller's Share of the Collections, if any; provided, that so long as the Commitment Termination Date has not occurred, if any amounts are so set aside and retained in the Collection Account on any Termination Day and thereafter, the conditions set forth in Section 2 of Exhibit II are satisfied or are waived by the Agent and the Majority Banks, such previously set aside amounts shall be distributed to the Seller on the day of such subsequent satisfaction or waiver of conditions; and

                  (iv) during such times as amounts are required to be reinvested in accordance with the foregoing paragraph (ii) or the proviso to paragraph (iii), release to the Seller (subject to Section 1.4(f)) for its own account any Collections in excess of (x) such amounts, (y) the amounts that are required to be set aside and retained in the Collection Account pursuant to paragraph (i) above and (z) in the event Gregory (or any Affiliate of Warnaco) is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering the Pool Receivables.

         (c) The Servicer shall deposit into an account designated by the Agent for the benefit of the Banks, on each Settlement Date:

                  (i) Collections held on deposit in the Collection Account for the benefit of each Bank pursuant to Section 1.4(b)(i) in respect of accrued Discount and accrued and unpaid Fees;

                  (ii) Collections held on deposit in the Collection Account for the benefit of each Bank pursuant to Section 1.4(f); and

                  (iii) on any Termination Day, the lesser of (x) the sum of (i) the amount of Collections then held on deposit in the Collection Account for the benefit of each Bank pursuant to Section 1.4(b)(iii)(A) plus (ii) each Bank's Percentage of the amount of Collections then on deposit in the Collection Account in respect of the Seller's Share of Collections pursuant to Section 1.4(b)(iii)(B) and (y) the aggregate amount of Capital.

The Servicer shall deposit to its own account from Collections held on deposit in the Collection Account pursuant to Section 1.4(b)(i) in respect of the accrued Servicing Fee, an amount equal to such accrued Servicing Fee.


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         (d) Upon receipt of funds deposited into the Agent's account pursuant to Section 1.4(c), the Agent shall distribute to each Bank the portion of such funds payable to such Bank and each Bank shall cause such funds to be distributed as follows:

                  (i) if such distribution occurs on a day that is not a Termination Day, first to such Bank in payment in full of all accrued Discount and accrued and unpaid Fees payable to such Bank, and second, if the Servicer has set aside amounts in respect of the Servicing Fee pursuant to Section 1.4(b)(i) and has not retained such amounts pursuant to Section 1.4(c), to the Servicer (payable in arrears on each Settlement Date) in payment in full of each Bank's Share of accrued Servicing Fees so set aside, and

                  (ii) if such distribution occurs on a Termination Day or on a day when the Purchased Interest exceeds 100%, first to such Bank in payment in full of all accrued Discount and accrued and unpaid Fees payable to such Bank, second to such Bank in payment in full of its Capital (or, if such day is not a Termination Day, the amount necessary to reduce the Purchased Interest to 100%), third, if Gregory or an Affiliate of Warnaco is not the Servicer, to the Servicer in payment in full of all accrued Servicing Fees, fourth, if the Capital of the Purchased Interest and accrued Discount with respect to each Portion of Capital thereof have been reduced to zero, and all accrued Servicing Fees payable to the Servicer (if other than Gregory or an Affiliate of Warnaco) have been paid in full, to such Bank, the Agent, and any other Indemnified Party or Affected Person in payment in full of any other amounts owed thereto by the Seller hereunder and, fifth, unless such amount has been retained by the Servicer pursuant to Section 1.4(c), to the Servicer (if the Servicer is Gregory or an Affiliate of Warnaco) in payment in full of all accrued Servicing Fees for such Purchased Interest.

After the Capital, Discount, Fees and Servicing Fees with respect to the Purchased Interest, and any other amounts payable by the Seller and the Servicer to the Banks, the Agent, or any other Indemnified Party or Affected Person hereunder, have been paid in full, all additional Collections with respect to the Purchased Interest shall be paid to the Seller for its own account.

         (e) For the purposes of this Section 1.4:

                  (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any revision, cancellation, allowance, discount or other adjustment made by any Originator, the Servicer, the Seller or any Affiliate of the Seller, or any setoff or dispute between any Originator, the Seller or any Affiliate of the Seller and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment;

                  (ii) if on any day any of the representations or warranties in
         Section 1(g) or (m) of Exhibit III is not true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full;


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                  (iii) except as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates in writing its payment for application to specific Receivables; and

                  (iv) if and to the extent the Agent or any Bank shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received by the Agent or such Bank, as the case may be, but rather to have been retained by the Seller and, accordingly, the Agent or such Bank, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

         (f) If at any time the Seller shall wish to cause the reduction of Capital of the Purchased Interest, the Seller may do so as follows:

                  (i) the Seller shall give the Agent and the Servicer at least five Business Days' prior written notice thereof (including the amount of such proposed reduction and the proposed date on which such reduction will commence);

                  (ii) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall cause Collections not to be reinvested until the amount thereof not so reinvested shall equal the desired amount of reduction; and

                  (iii) the Servicer shall hold such Collections in the Collection Account for the benefit of the Banks, for payment to the Agent on behalf of each Bank on the next Settlement Date immediately following the current Settlement Period, and the Capital of each Purchased Interest shall be deemed reduced in the amount to be paid to the applicable Bank only when in fact finally so paid;

provided, that:

                  (A) the amount of any such reduction shall be not less than $2,000,000 and shall be an integral multiple of $100,000, and the entire Capital of the Purchased Interest after giving effect to such reduction shall be not less than $2,000,000 and shall be in an integral multiple of $100,000 (unless such Capital shall have been reduced to zero);

                  (B) the Seller shall choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Settlement Period; and

                  (C) The Capital of each Bank shall be reduced pro-rata such that after giving effect to such reduction, the outstanding Capital of the Purchased Interest of such Bank hereunder

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         and the outstanding "Capital" of any Purchased Interest purchased under the Receivables Purchase Agreement by such Bank's Related Conduit Purchaser (or such Bank's pro rata portion of such amount if more than one Bank is related to such Bank's Related Conduit Purchaser) is equal to such Bank's Percentage of the Total Outstanding Capital.

         SECTION 1.5. Fees. The Seller shall pay to the Agent for the account of the Banks certain fees in the amounts and on the dates set forth in a letter, dated the date hereof, among the Seller and the Agent (as such letter may be amended, supplemented or otherwise modified from time to time, the "Fee Letter").

         SECTIONS 1.6. through 1.8 Incorporation by Reference. Sections 1.6 through 1.8 of the Receivables Purchase Agreement are hereby incorporated herein by this reference, except that each reference therein to an "Investor" or the "Investors" shall be deemed to be a reference to a Bank or the Banks, respectively.

                                   ARTICLE II.

                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                              EVENTS OF TERMINATION

         SECTION 2.1. Representations and Warranties; Covenants. The Seller hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, set forth in Exhibits III and IV, respectively, hereto.

         SECTION 2.2. Termination Events. If any of the Termination Events set forth in Exhibit V shall occur, the Agent (at the direction of the Required Banks) may, by notice to the Seller, declare the Commitment Termination Date to have occurred (in which case the Commitment Termination Date shall be deemed to have occurred); provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (f) of Exhibit V, the Commitment Termination Date shall occur. Upon any such declaration, occurrence or deemed occurrence of the Commitment Termination Event, the Banks and the Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the New York UCC and under other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE III.

                                 INDEMNIFICATION

         SECTIONS 3.1. through 3.2. Incorporation by Reference. Each of Sections
3.1 through 3.2 of the Receivables Purchase Agreement is hereby incorporated herein by this reference, except that: (i) each reference therein to an "Investor" or the "Investors" shall be deemed to a Bank or be a reference to the Banks and (ii) each occurrence of the phrase ", the Agent or the Co-Agent" shall be replaced with the phrase "or the Agent".

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                                   ARTICLE IV.
                         ADMINISTRATION AND COLLECTIONS

         SECTION 4.1. Appointment of the Servicer. (a) The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section. Until the Agent gives notice to Gregory (in accordance with this Section) of the designation of a new Servicer, Gregory is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence of a Termination Event, the Agent may designate as Servicer any Person (including itself) to succeed Gregory or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

         (b) Upon the designation of a successor Servicer as set forth in
Section 4.1(a), Gregory agrees that it will terminate its activities as Servicer hereunder in a manner that the Agent reasonably determines will facilitate the transition of the performance of such activities to the new Servicer, and Gregory shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of related records and use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security.

         (c) Gregory acknowledges that, in making their decision to execute and deliver this Agreement, the Agent and the Banks have relied on Gregory's agreement to act as Servicer hereunder. Accordingly, Gregory agrees that it will not voluntarily resign as Servicer.

         (d) The Servicer may delegate its duties and obligations hereunder to any subservicer (each a "Sub-Servicer"); provided, that, in each such delegation: (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated, (iii) the Seller, the Agent and the Banks shall have the right to look solely to the Servicer for performance and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Agent may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer); provided, however, that if any such delegation is to any Person other than Warnaco or an Affiliate of Warnaco, the Agent shall have consented in writing in advance to such delegation.

         SECTION 4.2. Duties of the Servicer. (a) The Servicer shall take or cause to be taken all such action as may be necessary or advisable to administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policies. The Servicer shall set aside, for the accounts of the Seller and the Banks, the amount of the Collections to which each is entitled in accordance with Article
I. The Servicer may, in accordance with the applicable Credit and Collection Policy, extend the maturity of any Pool Receivable, so long as no Termination Event or Unmatured Termination Event has occurred or would result from such

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extension, and extend the maturity or adjust the Outstanding Balance of any
Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; provided, however, that: (i) such extension or adjustment shall not alter the status of such Pool Receivable as a Defaulted Receivable or limit the rights of the Banks or the Agent under this Agreement and (ii) if a Termination Event has occurred and Gregory or an Affiliate of Warnaco is serving as the Servicer, Gregory or such Affiliate may make such extension or adjustment only upon the prior approval of the Agent. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Seller and the Agent (for the benefit of the Banks), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, for so long as a Termination Event has occurred and is continuing, the Agent may direct the Servicer (whether the Servicer is Gregory or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security.

         (b) The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Seller the collections of any indebtedness that is not a Pool Receivable, less, if Gregory or an Affiliate of Warnaco is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than Gregory or an Affiliate of Warnaco, shall, as soon as practicable upon demand, deliver to the Seller all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.

         (c) The Servicer's obligations hereunder shall terminate on the later of: (i) the Commitment Termination Date and (ii) the date on which all amounts required to be paid to the Banks, the Agent and any other Indemnified Party or Affected Person hereunder shall have been paid in full.

         After such termination, if Gregory or an Affiliate of Warnaco was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Seller all books, records and related materials that the Seller previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.

         SECTIONS 4.3. through 4.4. Incorporation by Reference. Each of Sections
4.3 and 4.4 of the Receivables Purchase Agreement are hereby incorporated herein by this reference except that each reference therein to the "Investors" shall be deemed to be a reference to the Banks.

         SECTION 4.5. Responsibilities of the Seller. Anything herein to the contrary notwithstanding, the Seller shall pay when due any taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. Neither the Agent nor any Bank shall have any obligation or liability with respect to any Pool Asset, nor shall either of them be obligated to perform any of the obligations of the Seller or Gregory thereunder.

         SECTION 4.6. Servicing Fee. (a) Subject to Section 4.6(b), the Servicer shall be paid a fee equal to .75% per annum (the "Servicing Fee Rate") of the daily average aggregate Outstanding

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Balance of the Pool Receivables. Each Bank's Share of such fee shall be paid solely from the distributions contemplated by Section 1.4(d), and the Seller's Share of such fee shall be paid by the Seller.

         (b) If the Servicer ceases to be Gregory or an Affiliate of Warnaco, the servicing fee shall be the greater of: (i) the amount calculated pursuant to clause (a), and (ii) an alternative amount reasonably specified by the successor Servicer not to exceed 100% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer.

                                   ARTICLE V.

                                    THE AGENT

         SECTION 5.1. Appointment and Authorization. Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Transaction Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Agent.

         SECTION 5.2. Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         SECTION 5.3. Liability of Agent. None of the Agent or any of its affiliates, officers, directors, employees, agents or attorneys-in-fact (each, an "Agent-Related Person") shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by an Originator, the Seller or the Servicer or any Subsidiary or Affiliate of the Seller, the Servicer, or any officer thereof, contained in this Agreement or in any other Transaction Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Transaction Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document, or for any failure of an Originator, Seller, Servicer or any other party to any Transaction Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any

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Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of any Originator, Seller, Servicer or any of the Originators', Seller's, or Servicer's Subsidiaries or Affiliates.

         SECTION 5.4. Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Originator, Seller or Servicer), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

         (b) For purposes of determining compliance with the conditions specified in Section 1.2, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         SECTION 5.5. Notice of Termination Events. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Termination Event, except with respect to defaults in any payment in respect of Capital and Discount and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Seller, or Servicer referring to this Agreement, describing such Termination Event and stating that such notice is a "notice of Termination Event." The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Termination Event as may be requested by the Majority Banks in accordance with Section 2.2; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Termination Event as it shall deem advisable or in the best interest of the Banks.

         SECTION 5.6. Credit Decision. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Originators, Seller or Servicer and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Originators, Seller or Servicer and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Seller hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Originators, Seller and Servicer. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Originators, Seller or Servicer which may come into the possession of any of the Agent-Related Persons.

         SECTION 5.7. Indemnification. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Seller and without limiting the obligation of the Seller to do so), pro rata, from and against any and all Indemnified Amounts; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Amounts resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Seller. The undertaking in this Section shall survive the repurchase by the Seller of all of the undivided ownership interests of the Purchased Interest purchased by the Banks hereunder and the resignation or replacement of the Agent.

         SECTION 5.8. Agent in Individual Capacity. BNS and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Originator, Seller or Servicer and their respective Subsidiaries and Affiliates as though BNS were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BNS or its Affiliates may receive information regarding the Originators, Seller or Servicer or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of the Originators, Seller, Servicer or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its undivided ownership interests in the Purchased Interest, BNS shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as

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



though it were not the Agent, and the terms "Bank" and "Banks" include BNS in its individual capacity.

         SECTION 5.9. Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Banks. The Agent may be removed at any time by the affirmative vote of the Majority Banks upon 30 days' prior written notice thereof to the Investors and the Agent, if the Agent shall have engaged in willful misconduct or shall have been grossly negligent in the performance of its duties as Agent. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Seller. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Seller, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of Article III and this Article V and Sections 1.7 and 1.8, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         SECTION 6.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement (including, without limitation, any provision of the Receivables Purchase Agreement which is incorporated herein by reference) or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Agent and the Majority Banks, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that without the prior written permission of each Bank, no amendment or waiver of any provision of this Agreement shall (a) reduce the amount of the Capital or Discount that is payable on account of any undivided ownership interest of the Purchased Interest or delay any scheduled date for payment thereof; or (b) increase the Total Commitment hereunder. No failure on the part of the Banks or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 6.2. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and be sent or delivered to each party hereto at its address set forth under its name on the signature pages hereof

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



or its address specified in the Assignment and Acceptance pursuant to which it became a Bank, or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by first class mail), and notices and communications sent by other means shall be effective when received.

         SECTION 6.3. Assignability. (a) Each Bank (and its successors and assigns) may assign all or a portion of its rights and obligations hereunder (including without limitation, all or a portion of its Percentage of the Total Commitment and any undivided ownership interest of the Purchased Interest owned by it) with the prior consent of the Seller; provided, however, that such consent shall not be unreasonably withheld; and provided further, that no such consent shall be required if the assignment is made to any other Bank, any Affiliate of such Bank (other than a director or officer thereof), any Purchaser or other Program Support Provider.

         (b) Each Bank may, without the prior written consent of the Seller, at any time grant one or more Program Support Providers, participating interests in such Bank's undivided ownership interest of the Purchased Interest. In the event of any such grant by such Bank of a participating interest to a Program Support Provider, such Bank shall remain responsible for the performance of its obligations hereunder. The Seller agrees that each Program Support Provider shall be entitled to the benefits of Sections 1.7 and 1.8.

         (c) Except as provided in Section 4.1(d), neither the Seller nor the Servicer may assign its rights or delegate its obligations hereunder or any interest herein without prior written consent of the Agent.

         (d) Without limiting any other rights that may be available under applicable law, the rights of the Banks may be enforced through them or by their agents.

         SECTION 6.4. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 3.1 hereof, the Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic internal audits by the Agent or its designees of Pool Receivables) of this Agreement, the other Transaction Documents and the other documents and agreements to be delivered hereunder (and all reasonable costs and expenses in connection with any amendment, waiver or modification of any thereof), including: (i) Attorney Costs for the Agent, the Banks and their respective Affiliates and agents with respect thereto and with respect to advising the Agent, the Banks and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents, and (ii) all reasonable costs and expenses (including Attorney Costs), if any, of the Agent, the Banks and their respective Affiliates and agents in connection with the enforcement of this Agreement and the other Transaction Documents.

         (b) In addition, the Seller shall pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party

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harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 6.5. Governing Law and Jurisdiction. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

         SECTION 6.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 6.7. Termination. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The then current date set forth in clause (a) of the definition of Commitment Termination Date may be extended for additional 364-day periods in the sole discretion of the Banks upon no less than 30 days' written notice to the Seller prior to the then current Commitment Termination Date. The provisions of Sections 1.7, 1.8, 3.1, 3.2, 6.4, 6.5 and 6.8 shall survive any termination of this Agreement.

         SECTION 6.8. WAIVER OF JURY TRIAL. THE BANKS, THE SELLER, THE SERVICER AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY

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OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR
OTHERWISE. THE BANKS, THE SELLER, THE MASTER SERVICER AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS,
RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

         SECTION 6.9. Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

         SECTION 6.10. Headings. The captions and headings of this Agreement and in any Exhibit, Schedule or Annex hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.






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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


SELLER:                                WARNACO OPERATIONS CORPORATION


                                       By: /s/ William S. Finkelstein
                                           _____________________________________
                                           Name: William S. Finkelstein
                                           Title: President

                                       Address: 325 Lafayette Street
                                                Bridgeport, Connecticut 06601
                                       Attention: President
                                       Telephone No.: (203) 579-8550
                                       Facsimile No.: (203) 334-6621

50%                                    THE BANK OF NOVA SCOTIA


                                       By: /s/ Terry K. Fryett
                                           _____________________________________
                                           Name: Terry K. Fryett
                                           Title: Unit Head

                                       Address: One Liberty Plaza
                                                New York, New York 10006
                                       Attention: Richard A. Josephs
                                       Telephone No.: (212) 225-5118
                                       Facsimile No.: (212) 225-5090

50%                                    CITICORP NORTH AMERICA, INC.


                                       By: /s/ Radford C. West
                                           _____________________________________
                                           Name: Radford C. West
                                           Title: Vice President

                                           Address: 399 Park Avenue
                                                    New York, New York 10043
                                           Attention: Radford C. West
                                           Telephone No.: (212) 559-3811
                                           facsimile No.: (212) 758-7258









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SERVICER:                              GREGORY STREET, INC.


                                       By: /s/ Carl J. Deddens
                                           _____________________________________
                                           Name: Carl J. Deddens
                                           Title: Assistant Treasurer

                                       Address: 325 Lafayette Street
                                                Bridgeport, Connecticut 06601
                                       Attention: Carl J. Deddens
                                       Assistant Treasurer
                                       Telephone No.: (203) 579-8040
                                       Facsimile No.: (203) 334-6621



AGENT:                                 THE BANK OF NOVA SCOTIA


                                       By: /s/ Terry K. Fryett
                                           _____________________________________
                                           Name: Terry K. Fryett
                                           Title: Unit Head

                                           Address: One Liberty Plaza
                                                    New York, New York 10006
                                           Attention: Richard A. Josephs
                                           Telephone No.: (212) 225-5118
                                           Facsimile No.: (212) 225-5090








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                                    EXHIBIT I

                                   DEFINITIONS

         As used in the Agreement (including its Exhibits), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Affected Person" means the Agent, any Bank or any of their respective Affiliates.

         "Agent-Related Person" has the meaning set forth in Section 5.3.

         "Agent's Account" means the special account (account number 2158-13) of the Agent maintained at the office of The Bank of Nova Scotia, New York Agency (ABA# 026002532, Reference: Liberty Street Funding Corp.) for the benefit of the Banks.

         "Assignee" means any Person (other than the Agent and a Bank then a party to this Agreement) who shall have executed an Assignment and Acceptance and shall have become a Bank hereunder pursuant to Section 6.3(a).

         "Assignment and Acceptance" means an assignment and acceptance agreement entered into by a Bank, an Assignee and the Agent, pursuant to which such Assignee may become a party to the Agreement.

         "Banks' Pro Rata Share" means a fraction, expressed as a Percentage, the numerator of which is the aggregate outstanding Capital of the Purchased Interest hereunder and the denominator of which is the Total Outstanding Capital.

         "Bank's Share" with respect to any Bank of an amount means such amount multiplied by such Bank's Percentage of the Purchased Interest.

         "Banks" means each of the banks parties to this Agreement and each Assignee of such banks that shall become a party to the Agreement pursuant to
Section 6.3.

         "Capital" means the amount paid to the Seller in respect of the Purchased Interest by the Banks, pursuant to the Agreement, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section 1.4(d); provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

         "Commitment Termination Date" means the earliest of (a) September 29, 1999, (b) the Facility Termination Date under the Receivables Purchase Agreement, (c) the date determined

                                   Exhibit I-1
pursuant to Section 2.2, and (d) the date the Total Commitment reduces to zero. The date set forth in clause (a) above may be extended pursuant to Section 6.7 of the Agreement.

         "Discount" means for any Portion of Capital of the Purchased Interest for any Settlement Period the result of:

                              AR x C x ED/360 + TF


         where:

                  AR       =      the Assignee Rate for the Portion of Capital
                                  for such Settlement Period

                  C        =      the weighted average of such portion of
                                  Capital during such Settlement Period

                  ED       =      the actual number of days elapsed during such
                                  Settlement Period

                  TF       =      the Termination Fee, if any, for the Portion
                                  of Capital for such Settlement Period;

provided that no provision of the Agreement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable law; and provided, further, that Discount for the Portion of Capital of the Purchased Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

         "Fee Letter" has the meaning set forth in Section 1.5.

         "Fees" means the fees payable by the Seller to the Agent for the account of the Banks pursuant to the Fee Letter.

         "Indemnified Party" means the Banks, the Agent or any of their respective Affiliates, employees, officers, directors, agents, counsel, successors, transferees or assigns.

         "Majority Banks" means at any time Banks holding undivided ownership interests of the Purchased Interest having Capital equal to more than 50% of the aggregate outstanding Capital of all undivided ownership interests of the Purchased Interest or, if no Capital is then outstanding, Banks having more than 50% of the Total Commitment.

         "Percentage" of any Bank means, (a) with respect to any Bank that is a party hereto as of the date hereof, the percentage set forth next to its signature on this Agreement, as reduced by any Assignment and Acceptance entered into with an Assignee, or (b) with respect to a Bank that

                                   Exhibit I-2
has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Percentage, or such amount as reduced by an Assignment and Acceptance entered into between such Bank and subsequent Assignee.

         "Receivables Purchase Agreement" means the Receivables Purchase Agreement, dated as of the date hereof, among the Seller, Gregory Street, Inc., as Servicer, Liberty Street Funding Corp. and Corporate Asset Funding Company, Inc., as Investors, The Bank of Nova Scotia, as Agent, and Citicorp North America, Inc., as Co-Agent, as the same may, from time to time, be amended, modified or supplemented.

         "Required Banks" means at any time Banks holding undivided ownership interests of the Purchased Interest having Capital equal to more than 66 2/3% of the aggregate outstanding Capital of all undivided ownership interests of the Purchased Interest or, if no Capital is then outstanding, Banks having more than 662/3% of the Total Commitment.

         "Servicer" means Gregory Street, Inc., in its capacity as servicer hereunder.

         "Termination Day" means: (a) each day on which the conditions set forth in Section 2 of Exhibit II to the Agreement are not satisfied and (b) each day that occurs on or after the Commitment Termination Date.

         "Termination Event" has the meaning specified in Exhibit V.

         "Total Commitment" means $200,000,000, as such amount may be (a) reduced pursuant to Section 1.1 or (b) increased upon the request of the Seller and with the consent of the Banks; it being understood that the Banks shall be under no obligation to consent to an increase in the Total Commitment at any time and that such consent may be withheld by the Banks in their sole and absolute discretion without regard to whether such consent has been unreasonably withheld. References to the unused portion of the Total Commitment shall mean, at any time, the Total Commitment (as then reduced pursuant to Section 1.1(b) or pursuant to the next sentence or as then increased pursuant to the preceding sentence), minus the sum of the then outstanding Capital of the Purchased Interest under the Agreement and the then outstanding "Capital" of the "Purchased Interests" under the Receivables Purchase Agreement. Furthermore, on each day on which the Seller reduces the unused portion of (or terminates) the "Purchase Limit" under the Receivables Purchase Agreement, the Total Commitment automatically shall reduce by the same amount (or so terminate).

         Defined Terms Incorporated by Reference. Unless otherwise defined in the Agreement and subject to the modifications herein set forth, capitalized terms used in the Agreement or in any provisions of the Receivables Purchase Agreement incorporated in the Agreement by reference shall have the meanings given to them in the Receivables Purchase Agreement. Without limiting the foregoing, the defined terms "Credit and Collection Policy" and "Monthly Report" are hereby incorporated by reference together with the related Schedule 1 and Annex A to the Receivables Purchase Agreement. All references to the "Agent" and "Agreement" in

                                   Exhibit I-3







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provisions of the Receivables Purchase Agreement (including Exhibits and
Schedules) incorporated in the Agreement by reference shall, without further reference, mean BNS, as Agent under the Agreement, and the Agreement, respectively. Furthermore, all references in such incorporated provisions to "Collections," "Net Receivables Pool Balance," "Pool Receivable," "Purchased Interest," "Receivables Pool" and "Related Security" shall mean the Collections, the Net Receivables Pool Balance, a Pool Receivable, a Purchased Interest, the Receivables Pool and the Related Security under the Agreement, respectively. To the extent any word or phrase is defined in the Agreement, any such word or phrase appearing in provisions so incorporated by reference from the Receivables Purchase Agreement shall have the meaning given to it in the Agreement. The incorporation by reference into the Agreement from the Receivables Purchase Agreement is for convenience only, and the Agreement and the Receivables Purchase Agreement shall at all times be, and be treated as, separate and distinct facilities. Incorporations by reference in the Agreement from the Receivables Purchase Agreement shall not be affected or impaired by any subsequent expiration or termination of the Receivables Purchase Agreement, nor by any amendment thereof or waiver thereunder unless the Agent, as Agent for the Banks, shall have consented to such amendment or waiver in writing.

         Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.






                                   Exhibit I-4







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                                   EXHIBIT II

                             CONDITIONS OF PURCHASES


         1. Conditions Precedent to Initial Purchase. The initial purchase of an undivided ownership interest in the Purchased Interest under the Agreement is subject to the conditions precedent that the conditions precedent to the initial purchase under the Receivables Purchase Agreement shall have been satisfied on or prior to the date of such purchase under the Agreement and that the Agent shall have received on or before the date of such purchase under the Agreement the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:

         (a) each of the documents, instruments and writings described in paragraphs 1(a) through 1(n) of Exhibit II to the Receivables Purchase Agreement;

         (b) the Fee Letter; and

         (c) such other approvals, documents and opinions as the Agent may reasonably request.

         2. Conditions Precedent to All Purchases and Reinvestments. Each purchase and each reinvestment shall be subject to the further conditions precedent that

         (a) in the case of each purchase (other than the initial purchase), the Servicer shall have delivered to the Agent on or before such purchase, in form and substance satisfactory to the Agent, a completed pro forma Monthly Report to reflect the level of Capital and related reserves after such subsequent purchase;

         (b) on the date of such purchase (including the initial purchase) or reinvestment the following statements shall be true (and acceptance of the proceeds of such purchase or reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):

                  (i) the representations and warranties contained in Exhibit III to the Agreement are true and correct in all material respects on and as of the date of such purchase or reinvestment as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes a Termination Event or that would constitute an Unmatured Termination Event, and


                                  Exhibit II-1







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                  (iii) the sum of (a) the aggregate Capital and Total Reserves of the Purchased Interest under this Agreement and (b) the aggregate "Capital" and "Total Reserves" of all Purchased Interests under the Receivables Purchase Agreement would not exceed the Adjusted Net Receivables Pool Balance.

         (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.












                                  Exhibit II-2







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                                   EXHIBIT III

                         REPRESENTATIONS AND WARRANTIES


         Exhibit III of the Receivables Purchase Agreement is hereby incorporated herein by reference, except that each reference therein to an "Investor" or the "Investors" shall be deemed to be a reference to a Bank or the Banks, respectively.



















                                  Exhibit III-1








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                                   EXHIBIT IV

                                    COVENANTS


         Exhibit IV of the Receivables Purchase Agreement is hereby incorporated herein by reference, except that: (i) each reference therein to the "Agent and the Co-Agent" or the "Agent or the Co-Agent" shall be deemed to be a reference to the Agent, (ii) each reference to the "Agent or the Co-Agent, or their agents or representatives" shall be deemed to be a reference to the Agent or its agents or representatives and (iii) each reference therein to the "Facility Termination Date, an "Investor" or the "Investors" shall be deemed to be a reference to the Commitment Termination Date, a Bank or the Banks, respectively.
















                                  Exhibit IV-1









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                                    EXHIBIT V

                                TERMINATION EVENT


         Each of the "Termination Events" set forth in Exhibit V of the Receivables Purchase Agreement is hereby incorporated by reference, except that
(i) each reference therein to the "Agent and the Co-Agent, acting together" shall be deemed to be a reference to the Agent, (ii) each reference therein to an "Investor" or the "Investors" shall be deemed to be a reference to a Bank or the Banks, respectively, and (iii) the references in subsection (i) thereof to the "Parallel Purchase Commitment" shall be deemed to be a reference to the Receivables Purchase Agreement.

















                                   Exhbit V-1







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                                   SCHEDULE I

              See Schedule I to the Receivables Purchase Agreement.









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                                   SCHEDULE II

             See Schedule II to the Receivables Purchase Agreement.









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                                  SCHEDULE III

             See Schedule III to the Receivables Purchase Agreement.











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                                   SCHEDULE IV

             See Schedule IV to the Receivables Purchase Agreement.










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                                     ANNEX A

               See Annex A to the Receivables Purchase Agreement.







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